Counterpoint Tactical Income Fund

Class A: CPATX Class C: CPCTX Class I: CPITX

Counterpoint Tactical Equity Fund

Class A: CPAEX Class C: CPCEX Class I: CPIEX

Counterpoint Long-Short Equity Fund

Class A: CPQAX Class C: CPQCX Class I: CPQIX

Counterpoint Tactical Municipal Fund

Class A: TMNAX Class C: TMNCX Class I: TMNIX

(each a “Fund” and collectively the “Funds”)

each a series of Northern Lights Fund Trust III

Supplement dated December 31, 2019
to the Prospectus dated February 1, 2019

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The following replaces the section under the heading “HOW TO PURCHASE SHARES” on pg. 31 of the Prospectus:

Class I Shares: Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund.

Class I shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

•	Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a wrap account offered through a selling group member that enters into a wrap fee program agreement with the Distributor.
•	Individual Investors include trustees, officers and employees of the Trust and its affiliates, and immediate family members of all such persons.
•	Clients of Advisor or purchases referred through the Advisor.
•	To investors on certain brokerage platforms.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums. An investor transacting through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. The Fund may change investment minimums at any time. The Fund and the Advisor may each waive investment minimums at their individual discretion. Class I shares may not be available for purchase in all states.

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You should read this Supplement in conjunction with the Funds’ Prospectus dated February 1, 2019. This document provides information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Funds toll-free at 1-844-273-8637.

Please retain this Supplement for future reference.